Credit Suisse Real Estate Conference April 11, 2007 CONFIDENTIAL

Forward-Looking Statements Some of the statements in this presentation constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward looking statements by terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "project," "should," "will" and "would" or the negative of these terms or other comparable terminology. The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Forward-looking statements we make in this presentation are subject to various risks and uncertainties that could cause actual results to vary from our forward-looking statements, including: the factors described in our prospectus, including those set forth under the sections captioned "Risk Factors" and "Business;" our future operating results; our business prospects; general volatility of the securities markets in which we invest and the market price of our common stock; changes in our business strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry, interest rates, the debt securities markets or the general economy; increased rates of default and/or decreased recovery rates on our investments; increased prepayments of the mortgage and other loans underlying our mortgage-backed or other asset-backed securities; changes in governmental regulations, tax rates and similar matters; availability of investment opportunities in real estate-related and commercial finance assets; the degree and nature of our competition; the adequacy of our cash reserves and working capital; and the timing of cash flows, if any, from our investments.

Exchange / Ticker NYSE : "RSO" 144A Offering March 2005 $214.8 million Initial Public Offering - February 2006 27.6 million Follow-on Offering - December 2006 103.0 million Market Capitalization (1) 405.9 million Trust preferred - May / September 2006 50.0 million Investment Portfolio 1.8 billion Externally managed by a subsidiary of Resource America, Inc. (NASDAQ: "REXI") (1) - As of March 31, 2007 Business Overview

Resource Capital Corporation A commercial finance business structured as a REIT with substantial focus on commercial mortgage investments as well as commercial loans Provides high value, customized financing solutions Whole loans B notes Mezzanine loans Bank loans Small business loans and leases Stated objective is to deliver a healthy dividend based on exceptional risk- adjusted returns on equity to shareholders by providing first-class financing solutions for our customers Committed and experienced sponsor and management team 8% ownership post offering ($38.4 million equity investment) Long track record in creating public shareholder value As of December 31, 2006, RSO had an investment portfolio of $1.8 billion

RCC - Investment Highlights Attractive Returns Declared 1Q07 dividend of $0.39, an annualized $1.56 run rate High Yielding Portfolio $1.8 billion portfolio with an average yield of 7.7% Predominantly secured commercial mortgages and rated secured corporate loans Match Funding Principle Have issued 4 CDOs, providing long term cheap sources of funding assets Currently in market with 2 CDOs - 1 CLO, 1 Commercial Real Estate CDO Origination Platform Augmented origination capabilities by adding senior originators and a west coast office Strong loan origination of $585 million since 7/1/06 and strong pipeline Disciplined Credit Culture with Proven Results Deep market knowledge Comprehensive asset and credit analysis No delinquencies or losses throughout the $1.8 billion portfolio Access to Resource America's 82 investment professionals

RCC - Accomplishments Built Out Origination Platform Bolstered capability to originate commercial real estate loans through addition of senior originators Have opened Los Angeles Office to focus on originating loans west of Denver Have continued to add originators and asset managers in New York, Philadelphia, Los Angeles Raised Dividend Steadily since February 2006 IPO Capitalized on REXI Platform Generated Attractive Risk Adjusted Returns Declared first quarter dividend of $0.39, implying a 5% YoY growth Have increased dividend each quarter since IPO IPO investors have received an annualized IRR of 28.2% (1) Built Portfolio and Large Pipeline of Loans Investment portfolio of $1.8 billion with a weighted-average yield of 7.73% Commercial RE portfolio of approximately $730 million as of 3/31/06 $250 million in commercial finance pipeline/warehouse $170 million in the commercial mortgage closing/pipeline ? ? ? ? ? ? (1) As of April 5, 2007 Match Funded Portfolio through 4 CDOs - Driving Down Cost of Capital and Enhancing Shareholder Returns ? December 2006 Follow on Offering Increases liquidity and enhances returns upon deployment

Resource America Relationship Resource Capital is externally managed by a subsidiary of Resource America (Nasdaq:REXI) Resource America is a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the financial fund management, real estate and equipment lease sectors Resource America had an estimated $13.6 billion assets under management at 12/31/06, including 23 CDOs Resource America owned 1.9 million shares of RSO or approximately 8.0% at 12/31/06. Primarily all of these shares were purchased Resource America, Inc. Nasdaq: "REXI" Resource Real Estate (Commercial Real Estate and Loans) $1.2 billion under management LEAF Financial Corp. (Equipment Leasing) $682 million under management Resource Financial Fund Management Apidos Capital (Bank Loans) 5 CDOs, $2.3 billion under management Ischus Capital (MBS / ABS) 6 CDOs, $4.9 billion under management Trapeza Capital (Bank Trust Preferred) 11 CDOs, $4.3 billion under management Resource Capital Manager

Experienced Senior Management David J. Bryant Alan F. Feldman Andrew Shook Crit DeMent Jeffrey D. Blomstrom Christopher D. Allen Kyle Geoghegan Darryl Myrose Jonathan Z. Cohen Edward E. Cohen David E. Bloom Gretchen L. Bergstresser Chairman 35 Chief Executive Officer 11 Chief Financial Officer 25 SVP - Real Estate Investments 18 SVP - Real Estate Investments 16 SVP - Director of B-Note/Mezzanine Mortgages 10 Managing Director 23 SVP - Bank Loans 18 SVP - Equipment Leasing 30 SVP - CDO Structuring 8 SVP - Commercial Lending 11 Managing Director 12 Managing Director 11 SVP - RMBS and CMBS 13 Title Years of Inv. / Relevant Experience John Boyt Joan Sapinsley

Illustrative Portfolio Strategy Illustrative Fully Deployed Portfolio Mix Asset Allocation Equity Allocation The flexibility of the Resource America platform provides access to attractive investments across a variety of economic environments 1st Qtr Commercial Real Estate-Related 0.36 ABS 0.24 Commercial Finance 0.4 1st Qtr Commercial Real Estate-Related 0.755 ABS 0.08 Commercial Finance 0.169

Attractive Risk Adjusted Returns RCC portfolio is generating very attractive returns with CRE origination platform continuing to grow After Follow-on Offering, assumes fully ramped After Follow-on Offering, assumes fully ramped After Follow-on Offering, assumes fully ramped Portfolio Equity / Trups Invested Leverage ROE CMBS/RMBS/ABS 6% 13.9x 21.3% CRE Loans 57% 4.2x 16.2% Cash 7% 0.0x 5.3% CMBS 9% 12.0x 14.0% Bank Loans 20% 11.0x 25.8% Leasing Assets 1% 19.7x 28.4% Aggregate (gross return) 100% 17.6%

RCC: Comprehensive Commercial Lending Platform

RCC Resource Capital Corp.

Bank Loans

- Implemented by Apidos Capital Management
- 12 professionals
- $2.3 billion under management
- Led by Gretchen Bergstresser, former portfolio manager for MJX Asset Management and Eaton Vance
- Sources loans through relationships with Wall Street and a network of commercial banks

Equipment Leasing

- Implemented by LEAF Financial Corp.
- 24 senior professionals and 95 support personnel
- Has been together for 20 years and managed a $1.0 billion business
- Total originations for 2006 and 2007 through LEAF have reached $552.7 million as of 12/31/06

ABS/MBS Strategy

- Implemented by Ischus Capital Management
- 8 professionals managing $4.9 billion
- Led by Andrew Shook, former portfolio manager for HSBC and Bank of America

	Apidos CDO I	Apidos CDO III	Term Facility	Ischus CDO II
Total Assets:	$350 million	$285 million	$88 million	$403 million
Closing Date:	8/4/05	5/9/06	5/2006	7/27/05
Leverage:	11.3x	11.4x	19.7x	13.9x
Ratings:	Average of Ba3 to B1	Average of Ba3 to B1	N/A	Average of Baa1 to Baa2
WAC:	L + 2.34%	L + 2.34%	L + 3.42%	L + 1.58%
Borrowing Cost:	L + 0.46%	L + 0.45%	S + 0.90% (1)	L + 0.48%

(1) S stands for cash flow swaps

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Originated Loans vs. Investments Whole Loans Whole Loans B-Notes Fees 1.0% in & out 1.0% in & out None Fixed/Floating Floating Floating Fixed Spread /Coupon L + 250 L + 250 8.16% LTV 79.9% 83.7% 79.9% Levered Yield 21.6% 23.5% 17.4% Term 2 years, 0.5 year extension 1.5 years, 0.5 year extension 10 years Location Sherman Oaks, CA Los Angeles, CA New York, NY Amount $21.0 mm $12.3 mm $20.0 mm

Growth Strategy - Commercial RE Originations Commercial real estate and net lease market $3+ trillion Portfolio of approximately $730 million at 03/31/07 Approximately 70% of common equity and proceeds from TRUPS invested into Commercial RE Bolstered capability to originate commercial real estate loans through addition of Kyle Geoghegan and Darryl Myrose, former Managing Directors at Bear Stearns Enhanced ability to invest in CMBS through hiring of Joan Sapinsley, former Managing Director at TIAA-CREF and Yuriko Iwai, former Vice President of CMBS at JP Morgan Chase Continue to add originators and asset managers Added Fifth Originator Added Asset Servicer to platform Added Senior Real Estate person as CFO Originated over $585 million in loans since 7/1/06 $200 million pipeline in process Additional $137 million in loan pipeline Closed Resource Real Estate Funding CDO 2006-1 on 8/10/06 CDO has weighted average interest rate of LIBOR plus 82 bps

Power of the RRE Platform: Sourcing Capability Well over $4 billion in investments made RRE has deep knowledge of all major U.S. markets Strong relationships Deep relationships with borrowers, middle-market contacts and high-end brokers Established relationships bring repeat business Ability to customize solutions solidifies relationships with borrowers Extensive equity investment experience - RCC can "loan to own" Long track record of success - RRE and predecessors have been in business since 1991 Resource Real Estate Investments

Full Service Real Estate Asset Management Platform Finance CFO Finance VP, Finance Finance Assistant Controller Finance Senior Accountant Finance Accountant Mgr. Finance A/P Specialist Finance Staff Accountant Finance Sr. Accountant Legal General Counsel RRE SVP Director of Acquisitions Sales & Marketing VP, Marketing Director Acquisition VP Acquisition Associate Acquisition Analyst RRE President Asset Mgmt VP, Director of Asset Mgmt Asset Mgmt VP, Asset Mgmt RRE Funding SVP RRE Funding Associate RRE Funding Associate RRE Funding Analyst RRE Funding Legal Coordinator RRE CEO Chairman Asset Mgmt VP, Director of Property Operations RRE Funding Managing Director RRE Funding Managing Director RRE Funding VP RRE Funding Analyst RRE Funding VP, Debt Asset Management Finance SVP, Finance

RCC Real Estate Team As in its other businesses, Resource America has developed a strong team with extensive experience in the commercial real estate sector: Edward E. Cohen Chairman Jonathan Z. Cohen President & CEO Steven J. Kessler CFO of RAI John Boyt Executive VP Debt Origination 7 Additional Professionals Dedicated to Commercial Real Estate Lending 25 Additional Professionals Dedicated to Commercial Real Estate Property Acquisitions and Asset Management David Bryant CFO of RCC Kyle Geoghegan Managing Director Debt Origination Darryl Myrose Managing Director Debt Origination Alan F. Feldman CEO, Resource Real Estate David Bloom President, Resource Real Estate Joan Sapinsley Managing Director Debt Origination Yuriko Iwai Vice President Debt Origination

Benefits of Direct Origination Produces collateral at increased spreads by eliminating the 'middle- man' Whole loan has an inherent benefit in long-term financing. Investment grade component of whole loans yield higher advance rates and lower borrowing cost Origination & Exit fees of up to 1% each in addition to loan extension fees Optimizes deal execution and security; provides the lender ability to control structure through borrower guarantees debt service reserves lock-box arrangements speed to remedies in the event of default Allows for ability to accommodate borrowers with properties in transition with specific business plans and potential future funding needs Passes on the cost of due diligence, legal and closing costs Built-in growth opportunity from establishing a reputation as a reputable middle-market lender in an underserved and inefficient market

RCC Platform Produces Enhanced Yields Strong Residential Rental Market Core San Francisco properties Limited new housing supply Experienced Local Borrower / Owner Acquisition and re-tenanting of nine building portfolio High net-worth, 3rd generation San Francisco property owner-manager Upside to Property Significant capital expenditures / physical upgrades Below market rents raised to market increasing property values Balance Sheet Lending Relationship Additional direct loan request Repeat borrower Enhanced Yield Origination Fee: 1.0% Spread: L+365 Exit Fee: 1.0% LTV: 85% Term: 2.5 years Portfolio Assets Before & After Remodeling

Origination Process and Disciplined Credit Culture RRE's strategy is built on a foundation of deep market knowledge combined with the disciplined credit culture that Resource America brings to all of its operations: Market assessment - methodically assess real estate markets for trends, risks and opportunity Comprehensive asset and credit analysis - detailed due diligence and financial analysis Ongoing surveillance - active portfolio management to protect principal value As part of Resource America, RRE benefits from the collective credit feedback of 82 investment professionals in a variety of asset classes and geographical markets Commercial Real Estate Process Initial Review Application process RRE initial underwriting Preliminary Credit Committee meeting Due Diligence Detailed financial analysis Property inspection, market & legal analysis Final Credit Committee Approval Full RCC board approval needed if more than $20 million Closing Final documentation Servicing file set-up Asset management preparation Ongoing Surveillance Monitor cash flows Market/industry trends Close contact with borrower Investment Committee Develops investment guidelines Decides portfolio allocation Dictates credit process Preliminary Review Review issuer, sponsor, collateral, structure and related material Decides whether to proceed Detailed Due Diligence Document review Calls meeting with issuer, sponsor rating agency, and related matters Proprietary credit analysis Next Steps (where applicable to asset class) Narrative write-up Credit committee meeting Pricing relative value determination Formal Approval / Rejection Commercial Finance Process On Going Credit Monitoring

CRE Loans Breakdown Funded Loans - Property Type Funded Loans - Property Location 1st Qtr Whole Loan 0.38 A Note 0.03 B Note 0.28 Mezz 0.31 1st Qtr CA 0.21 CT 0.02 FL 0.03 HI 0.04 NV 0.06 OR 0.01 NY 0.14 TX 0.03 AZ 0.05 CO 0.03 IL 0.03 IN 0.02 Other 0.3 TN 0.03 1st Qtr Condo-Conv 0.05 Hotel 0.22 Storage 0.03 Multifamily 0.23 Office 0.3 Retail 0.16 Industrial 0.01 Funded Loans - Asset Type

Asset-Liability Management RCC actively manages the interest rate and mark-to-market risk associated with its investments Commercial Real Estate-Related Assets, Bank Loans and ABS-RMBS are match- funded via permanent CDO funding Closed RREF CDO 2006-1 that financed $345 million of commercial real estate loans Closed 3 CDOs since inception to finance $1.04 billion of MBS and Bank Loans Investment Closing Warehouse facility - short-term financing (0 - 6 months) CDO Closing CDO debt Long-term match funding (7 - 10 years) Investment maturity

Financing Strategy Resource Capital has Access to Diverse and Low Cost Funding Sources Capital Structure 1st Qtr Repurchase Agreements 0.104 CDOs 0.56500000013148 Secured term debt 0.04 Trust Preferrreds 0.024 Equity 0.167 Warehouse Agreement 0.1 CDOs 56.5% Repos 10.4% Trust Preferred 2.4% Secured Term Debt 4.0% Equity 16.7% Debt / Equity : 5.0x Capital Market Access 144A Offering, March 2005 $214.8 million Initial Public Offering, Feb 2006 $27.6 million (1) CDOs 4 transactions executed $1.2 billion outstanding balance with 5.90% weighted average coupon as of 12/31/06 Trust Preferred Securities 2 tranches of borrowings totaling $51.5 million, spread L + 3.95% Secured Term Facility $100 million dollar agreement Outstanding $84.7 million 6.33% as of 12/31/06 Credit Facility $25 million facility with Commerce Bank No outstanding balance as of 12/31/06 (1) Net proceeds to the company (2) Pro forma for the sale of the agency RMBS portfolio Warehouse Agreement 10.0%

Strong Financial Performance REIT Taxable Earnings ($ in millions) Dividends Declared Per Share Dividends Declared / Beginning Book Value (annualized) Regular Dividend Special Dividend 1Q06 0.239 2Q06 0.404 3Q06 0.49 4Q06 0.577 0.175 1Q07 0.655 2Q06 0.1103 3Q06 0.117 4Q06 0.1205 IQ07 0.1266 2Q06 6.4 3Q06 6.6 4Q06 6.7 (1) Adjusted for a gain of $569K related to the termination of a lease contract (2) Adjusted for the on-time charge for the sale of agency RMBS portfolio $0.05 $0.38 (1)

Resource America Relationship Resource America oversees day-to-day management of the REIT Corporate officers, asset management professionals, administrative personnel Asset sourcing, due diligence, servicing, monitoring, troubled asset resolution Infrastructure and proprietary analytics Hedging and financing, including CDO structuring Benefits to RCC Alignment of Interests Fee Structure Resource America and Management owned 8.0% of RCC post-offering(1) 25% of Incentive Fee will be received in stock of the REIT Base Fee - 1.50% of equity Incentive Fee - 25% of net income above the greater of 8% or the yield on the 10-year U.S. Treasury +2% Resource America covers employee expenses, while other operating expenses such as legal, tax, accounting, consulting, auditing and administrative are borne by RCC (1) On a fully-diluted basis.

Investment Highlights An Integrated Commercial Finance Platform with Substantial Focus on Originating Commercial Mortgage Investments Disciplined Credit Culture With Proven Results Active Management of Interest Rate Risk Ability to Originate Transactions Offering a Comprehensive Solution to the Borrower Flexibility in Adapting to Changing Economic Environments In a Challenging Market Environment, RCC Has Consistently Delivered on Plan Since Inception Experienced Management Team with Long Track Record of Public Company Value Creation Access to Resource America's established commercial finance and asset management platform